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                                                                EXHIBIT 10.08(q)


Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.







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CTAS Enhancements



              SCHEDULE NUMBER "14-001-97"/AGREEMENT NO. 9700050785

                                    U S WEST
               CUSTOMER TERMINAL ACCESS SYSTEM (CTAS) ENHANCEMENTS
                           (CTAS ENHANCEMENTS PROJECT)

This Schedule Number "14-001-97", effective September 29, 1997, issued pursuant to the General Terms and Conditions of Agreement No. 9700050785 dated June 30, 1997 between U S WEST and Carnegie Group, Inc. ("CGI") including the Special Provisions Module - Software License and Services dated June 30, 1997 (collectively, the "Agreement") and is made a part thereto.

The U S WEST Customer Terminal Access System (CTAS) Enhancements Proposal from Carnegie Group, Inc. to U S WEST dated September 1997 (the "CTAS Proposal") shall be included in its entirety as a part of this Schedule 14-001-97. This Schedule contains the following sections which may reference specific portions of the Proposal.

         1.       Project Description

         2.       Schedule, Statement of Work and Deliverables

         3.       Projected Cost

This Schedule specifically overrides the terms and conditions of the Agreement pursuant to "Exceptions/Definitions to the Agreement" in section 1.3 below. In the event that such section 1.3 conflicts with the provisions of the Agreement, the terms of section 1.3 shall control for purposes of this Schedule only.

In consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       PROJECT DESCRIPTION

1.1      INTRODUCTION
This Schedule covers the services and deliverables to be provided by Carnegie Group, Inc. for U S WEST in support of the CUSTOMER TERMINAL ACCESS SYSTEM
(CTAS) ENHANCEMENTS PROJECT. The work to be provided by CGI represents a new effort between the parties.


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1.2      OVERVIEW

Reference the Executive Summary and sections 1.1 through 1.3 of the CTAS Proposal in its entirety for a complete project overview description of the project.

1.3      EXCEPTIONS/DEFINITIONS TO THE AGREEMENT

The following exceptions and definitions apply to this Schedule:

o Special Rampdown provisions: Notwithstanding subsection 21.2 of the Agreement, Customer shall be responsible for continued funding of the current CGI project resources at the time of termination for a period of two (2) weeks.

o Services Warranty terms: CGI will warrant the final Purchases (CTAS ENHANCEMENTS) for a period of ninety (90) days from final Acceptance in accordance with the terms of section 5 of the Agreement. This warranty does not include correction of Errors in the CTAS software code which are traceable to any portion of such code other than the CTAS ENHANCEMENTS.

o Acceptance terms: U S WEST shall test the CTAS software delivered hereunder according to the Acceptance Test(s) to be mutually agreed to by the parties and provided hereunder.

         The CGI project manager assigned to this CTAS ENHANCEMENTS PROJECT has exclusive control of and over the CGI resources on the project, including but not limited to responsibility for staff assignment, project team makeup, and transition of CGI resources either onto or from a project. U S WEST may request the CGI project manager to make changes relating to the CGI resources. CGI will respond with consent or an objection to consent and reasons why consent will be withheld; consent will not be unreasonably withheld.

         The CGI project manager and the U S WEST project manager have the authority to mutually agree on the location, either at a U S WEST site or CGI site, where each CGI resource may work during the project, including an associated period of time, based on not compromising the schedule and deliverables set forth in this Schedule.

o        Review of the Schedule

         The parties agree that the U S WEST team leader, the U S WEST project manager and the CGI project manager will meet within the first week after the effective date of this Schedule to review the details of this Schedule, including but not limited to the Exceptions to the Agreement provided above ("Review").

         The Review will occur more than once should a new U S WEST team leader, U S WEST project manager or CGI project manager be assigned by U S WEST or CGI respectively

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         to the CTAS ENHANCEMENT PROJECT after the initial Review, unless as otherwise mutually agreed by the parties.

1.4      ROLES AND RESPONSIBILITIES

Reference section 2.2 in its entirety of the CTAS Proposal for CGI, U S WEST and Joint CGI and U S WEST Roles and Responsibilities for the project.

1.5      SCOPE

Reference sections 1.3 through 1.5 of the CTAS Proposal in their entirety for the scope of the project.

1.6      DELIVERABLES

The following CTAS ENHANCEMENTS deliverables will be provided by CGI to U S
WEST:

o Software Project Management Plan (SPMP): The SPMP provides a project management guide for successful execution of the CTAS ENHANCEMENTS project. It documents such elements as project goals, points of contact, schedule, resources, acceptance criteria, risks, constraints, and assumptions. The SPMP ensures that all project elements are considered initially and managed to successful completion.

o Client and User Requirements Document: This document defines the set of requirements specified by the CTAS ENHANCEMENTS client representatives for functional purposes and channel groups for usability purposes.

o Architecture Document: This document describes the overall system architecture, which describes modular composition, high-level interfaces, hardware platform, and software platform.

o Design Document: This document contains a detailed description of each CTAS ENHANCEMENTS application module and their respective interfaces.

o User Guide: This document contains detailed instructions of actions required by Inter- exchange carriers to effectively utilize all system functions.

o Source Code: Multiple releases of the CTAS ENHANCEMENTS source code will be provided to U S WEST. Releases include the initial development release, integration- tested software, system-tested software, and final production software.

o Status Reports: Weekly (or as determined appropriate) status reports will be developed by CGI which describes project status, progress, issues, and plans.


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o        Administrators Guide: providing instructions for System Administrators describing the installation, set-up, and maintenance of the system.

o Training Materials: We will work with U S WEST market units to determine what training materials, if any, need to be provided.

o Additionally, User Cases, User Requirements, Design Notes, and Test Plans will be developed.

1.7      SUMMARY

This CTAS Enhancements project covers efforts to be performed over an estimated three (3) month duration.






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2.       SCHEDULE, STATEMENT OF WORK, AND DELIVERABLES

2.1      TASKS AND SCHEDULE

Reference Article 2 at the very beginning under "General", including the development tasks in 1 through 5, of the CTAS Proposal for a more detailed schedule with development tasks by functional area.

2.2      ASSUMPTIONS AND RISKS

The project description, schedules, and deliverables were developed based on the assumptions provided in Section 2.3 of the CTAS Proposal. If these assumptions are not valid, changes to the schedule, deliverables, and cost of the CTAS Enhancement project may be required.

Both parties agree that there are risks associated with this effort primarily because the original CTAS software was developed by a different U S WEST contractor (and not CGI). To minimize the risks, the parties have agreed to fully define the scope prior to the start of this CTAS Enhancements Project.

2.3      DELIVERABLES

See Section 2.1 of the CTAS Proposal for a description of the deliverables.

A copy of each deliverable will be provided to the appropriate U S WEST recipients. The master copy will contain a letter to be mutually signed by the parties acknowledging delivery, receipt and acceptance of the deliverables. Should CGI not receive the signed letter or a written list of items which are not in compliance with the project specifications within ten (10) business days after delivery, then the Deliverables shall be deemed accepted.



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3.       PROJECTED COST

The total cost of the work net of discounts shall not exceed [        ] based on
estimated time and material expenses. Should travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

This Schedule does not represent a follow-on effort or a change order effort.

Estimated costs with applicable discounts for the project are provided below:


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                 ITEMIZATION OF COSTS                                         AMOUNT

------------------------------------------------------  ------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND  MATERIALS)                             [       ]

LESS [       ] MINIMUM DISCOUNT                                              [       ]

------------------------------------------------------  ------------------------------------------------------

------------------------------------------------------  ------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES

------------------------------------------------------  ------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH EXPENSES

------------------------------------------------------  ------------------------------------------------------
TOTAL SCHEDULE ESTIMATED PRICE                                               [       ]

--------------------------------------------------------------------------------------------------------------

ESTIMATED HOURS ARE AS FOLLOWS:


--------------------------------------------------------------------------------------------------------------
                       CATEGORY                                   ESTIMATED CARNEGIE GROUP HOURS

------------------------------------------------------  ------------------------------------------------------
PROJECT MANAGER                                                              [       ]

ENGINEER(S)                                                                  [       ]

------------------------------------------------------  ------------------------------------------------------
TOTAL HOURS                                                                  [       ]

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IN WITNESS WHEREOF, U S WEST and CGI agree and execute this Schedule in duplicate by their respective authorized representatives.



CARNEGIE GROUP, INC.                                          U S WEST

By:    /s/ BRUCE RUSSELL                             By:   /s/ LEE TANNER
   ------------------------                             ------------------------
Name:      Bruce Russell                             Name:     Lee Tanner
     ----------------------                               ----------------------
           (printed)                                            (printed)
Title:     EVP/COO                                   Title:    Program Manager
      ---------------------                                ---------------------

Date:      10/20/97                                  Date:     10/15/97
     ----------------------                               ----------------------

                                                     U S WEST BRI

                                                     By:   /s/ SHERYL SWAYZE
                                                        ------------------------

                                                     Name:     Sheryl Swayze
                                                          ----------------------
                                                                (printed)
                                                     Title:    Commodity Manager
                                                           ---------------------

                                                     Date:     10/15/97
                                                          ----------------------








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